                                                                    EXHIBIT 10.c



                     BANKAMERICA DEFERRED COMPENSATION PLAN
                     --------------------------------------

              (As amended and restated effective January 1, 1997)



4142350.05

                               TABLE OF CONTENTS
                               -----------------

ARTICLE I
NAME AND PURPOSE...............................................  1
     1.1    Name...............................................  1
     1.2    Purpose............................................  1
     1.3    Status Under ERISA.................................  1

ARTICLE II
DEFINITIONS....................................................  2
     2.1    Annual Incentive Award.............................  2
     2.2    Annual Incentive Plan..............................  2
     2.3    Compensation.......................................  2
     2.4    Deferred Compensation Account or Account...........
     2.5    Deferred Compensation Plan or Plan.................  2
     2.6    Eligible Employee..................................  2
     2.7    Employee...........................................  3
     2.8    Employer...........................................  3
     2.9    Employment.........................................  3
     2.10   Enrollment Period..................................  3
     2.11   Executive Officer..................................  3
     2.12   401(k) Investment Plan.............................  3
     2.13   Internal Revenue Code..............................  3
     2.14   Participant........................................  3
     2.15   Participating Employer.............................  3
     2.16   Plan Administrator.................................  3
     2.17   Plan Year..........................................  3
     2.18   Prior Plan.........................................  4
     2.19   Salary.............................................  4
     2.20   Service Center.....................................  4
     2.21   United States......................................  4

ARTICLE III
ELECTION TO DEFER COMPENSATION.................................  5
     3.1    Submission of Deferral Election....................  5
     3.2    Amount of Compensation Which May be Deferred.......  5
     3.3    Deferral of Compensation...........................  6
     3.4    Vesting............................................  6

ARTICLE IV
401(k) "MIRROR" RATE OF RETURN.................................  7
     4.1    Deferred Compensation Account......................  7
     4.2    Special Definitions................................  7
     4.3    Allocation of Existing Account Balances on
            12/31/96 Among Mirror Investment Options...........  7
     4.4    Allocation of New Deferrals Among Mirror
            Investment Options and Transfers Among Mirror
            Investment Options.................................  8
     4.5    Procedures and Deadlines for Transactions..........  8
     4.6    Payments Deducted on a Pro Rata Basis from each
            Mirror Investment Option...........................  8
     4.7    Other Deferred Compensation Plans..................  8

ARTICLE V
PAYMENT OF DEFERRED COMPENSATION ACCOUNT.......................  11
     5.1    Form of Payment....................................  11
     5.2    Balance less than $10,000..........................  11
     5.3    Balance of $10,000 or More.........................  11
     5.4    Payment Election for Termination of Employment.....  11
     5.5    In-Service Payment Election........................  12
     5.6    Payments due to Hardship...........................  13
     5.7    Immediate Payment with 10 Percent Forfeiture.......  13
     5.8    Reemployed Employees...............................  13
     5.9    Payments Upon Death of Participant.................  13
     5.10   Withholding Taxes..................................  14
     5.11   Temporary Postponement of Payment to Executive
            Officers...........................................  14
     5.12   Transition Provisions..............................  14

ARTICLE VI
PLAN AMENDMENT, TERMINATION AND ADMINISTRATION.................  16
     6.1    Amendment and Termination..........................  16
     6.2    Plan Administrator.................................  16
     6.3    Powers and Duties of Plan Administrator............  16
     6.4    Reliance Upon Information..........................  17

ARTICLE VII
CLAIMS FOR BENEFITS............................................  18
     7.1    Claims Procedure...................................  18
     7.2    Appeal and Review Procedure........................  18
     7.3    Exhaustion of Remedies.............................  19

ARTICLE VIII
GENERAL PROVISIONS.............................................  20
     8.1    Source of Payments.................................  20
     8.2    Prohibition on Alienation..........................  20
     8.3    Not a Contract of Employment.......................  20
     8.4    Headings Not to Control............................  20
     8.5    Separability of Plan
            Provisions.........................................  20
     8.6    Applicable Law.....................................  20
     8.7    Entire Plan........................................  20

                                   ARTICLE I
                                   ---------
                                NAME AND PURPOSE
                                ----------------


          1.1  Name.  This document shall be known as the BankAmerica Deferred
               ----
Compensation Plan (the "Deferred Compensation Plan" or "Plan"). Effective January 1, 1997, this document constitutes an amendment to and restatement of the BankAmerica Corporation Deferred Compensation Plan which was adopted on November 7, 1977 and was amended from time to time thereafter.

          1.2  Purpose.  The purpose of the Deferred Compensation Plan is to
               -------
provide Eligible Employees with an opportunity to defer the receipt of cash compensation which would have otherwise been received as Salary or as an Annual Incentive Award, as such terms are defined in Article II, and to credit the deferred compensation with a rate of return which mirrors the rates of return available under the BankAmerica 401(k) Investment Plan.

          1.3  Status Under ERISA.  The Deferred Compensation Plan is unfunded
               ------------------
and is maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees.

                                   ARTICLE II
                                   ----------
                                  DEFINITIONS
                                  -----------


     The following terms when used herein shall have the meaning set forth below, if capitalized. Unless the context clearly indicates otherwise, words in the masculine, feminine or neuter gender include the other genders and the singular includes the plural and vice versa.

          2.1  "Annual Incentive Award" means a discretionary cash incentive
                ----------------------
award under an Annual Incentive Plan for a calendar year which is determined and payable during the succeeding Plan Year.

          2.2  "Annual Incentive Plan" means the BankAmerica Corporation Senior
                ---------------------
Management Incentive Plan, the BankAmerica Corporation Annual Management Incentive Plan and any other written plan of the Participating Employers which
(a) provides for annual cash incentive awards determined on a discretionary basis and (b) is designated by the Plan Administrator as being eligible for deferral into this Deferred Compensation Plan.

          2.3  "Compensation" means Salary and an Annual Incentive Award.
                ------------

          2.4  "Deferred Compensation Account" or "Account" means the account
                ------------------------------------------
described in Section 4.1.

          2.5  "Deferred Compensation Plan" or "Plan" means the BankAmerica
                ------------------------------------
Deferred Compensation Plan, as set forth in this document and as amended from time to time.

          2.6  "Eligible Employee" means an Employee of a Participating Employer
                -----------------
who satisfies (a), (b) or (c):

          (a) As of the September 30 preceding the applicable Plan Year, the Employee is based within the United States and satisfies (i), (ii), or (iii):

                    (i)   The Employee is an Executive Officer.

                    (ii) The Employee is classified within Impact Level 1, 2 or 3 under the personnel policy of the Participating Employer.

                    (iii) The Employee has an annual Salary of $100,000 or more.

          (b) As of the September 30 preceding the applicable Plan Year, the Employee is based outside the United States and is classified as an International Assignee whose home country is the United States under the personnel policy of the Participating Employer and qualifies under (ii) or (iii) of section (a) above, unless the Plan Administrator determines that the Employee shall be ineligible because of adverse tax or other consequences under applicable non-U.S. law.

          (c) The Employee has been designated as an Eligible Employee for the Plan Year by the Personnel Relations Officer of BankAmerica Corporation.

          2.7  "Employee" means a common law employee of an Employer who is
                --------
treated as an employee in the personnel records of the Employer. Individuals who are leased from a third party or who are independent contractors are not Employees.

          2.8  "Employer" means BankAmerica Corporation or any other corporation
                --------
which is a member of the controlled group of corporations (within the meaning of Section 1563(a) of the Internal Revenue Code without regard to Section 1563(a)(4) and 1563(e)(3)(C)) of which BankAmerica Corporation is a member, but only after the date such corporation becomes a member of the BankAmerica Corporation controlled group of corporations. Employer shall also include any other subsidiary or affiliate of BankAmerica Corporation designated as a Participating Employer by BankAmerica Corporation.

          2.9  "Employment" means employment with an Employer.
                ----------

          2.10 "Enrollment Period" means the period in each calendar year
                -----------------
designated by the Plan Administrator during which Eligible Employees make elections to defer Compensation otherwise payable during the following Plan Year.

          2.11 "Executive Officer" means an officer of BankAmerica Corporation
                -----------------
designated by the Board of Directors of BankAmerica Corporation as an Executive Officer for purposes of the Securities and Exchange Commission reporting and proxy regulations.

          2.12 "401(k) Investment Plan" means the BankAmerica 401(k) Investment
                ----------------------
Plan, as amended from time to time.

          2.13 "Internal Revenue Code" means the Internal Revenue Code of 1986,
                ---------------------
as amended from time to time.

          2.14 "Participant" means an Employee or former Employee who has an
                -----------
amount credited to a Deferred Compensation Account under the Plan.

          2.15 "Participating Employer" means BankAmerica Corporation and each
                ----------------------
subsidiary or affiliated corporation of BankAmerica Corporation which participates in the Plan with the approval of BankAmerica Corporation.

          2.16 "Plan Administrator" means the manager of Executive Resources of
                ------------------
Bank of America NT&SA.

          2.17 "Plan Year" means the calendar year.  The first Plan Year is
                ---------
1997.

          2.18  "Prior Plan" means each of the following:
                 ----------

                (a) BankAmerica Corporation Deferred Compensation Plan as in effect on December 31, 1996.

                (b) Continental Deferred Incentive Plan, as amended and restated effective January 1, 1992, as further amended October 17, 1994 and as in effect on December 31, 1996.

                (c) Seafirst Deferred Compensation Plan, as adopted effective January 1, 1990 and as in effect on December 31, 1996.

                (d) Seafirst Bank Management Incentive Plan, as adopted effective January 1, 1995 and as in effect on December 31, 1996.

          2.19 "Salary" means the base salary of an Employee.  Salary includes
                ------
amounts paid as sickness benefits which are designed to replace 100 percent of the Employee's salary when the Employee is absent from work due to illness or injury.

          2.20 "Service Center" means the BankAmerica Retirement Plans Service
                --------------
Center, which is the department of Bank of America NT&SA or third party designated by the Plan Administrator to provide day-to-day administrative services under the Plan.

          2.21 "United States" means the 50 states, Guam, Puerto Rico and the
                -------------
Virgin Islands.

                                  ARTICLE III
                         ELECTION TO DEFER COMPENSATION
                         ------------------------------

          3.1  Submission of Deferral Election.  Each Eligible Employee who
               -------------------------------
desires to defer the receipt of Compensation otherwise payable during a Plan Year may do so by filing a deferral election with the Service Center during the Enrollment Period for that Plan Year. The deferral election shall be made on the form specified by the Plan Administrator. To be effective, the form must be received by the Service Center during the annual Enrollment Period. A deferral election for a Plan Year may not be changed after the end of the Enrollment Period for that Plan Year.

          (a) Notwithstanding the foregoing, the Personnel Relations Officer of BankAmerica Corporation may, in his or her sole discretion, permit an Eligible Employee who commences work, or first qualifies as an Eligible Employee, after the September 30 preceding a Plan Year to submit a deferral election after the end of the Enrollment Period, provided such deferral election form is received by the Service Center prior to the beginning of such Plan Year. In addition, the Personnel Relations Officer of BankAmerica Corporation may, in his or her sole discretion, permit an Eligible Employee who commences work during a Plan Year to submit a deferral election for Salary payable during such Plan Year, provided such deferral election is submitted no later than 30 days after Employment commences and applies only to Salary earned after the date such form is received by the Service Center.

          (b) Except as provided in the following sentence, an Eligible Employee must file a separate deferral election for each Plan Year. The Plan Administrator may adopt procedures permitting an Eligible Employee to specify on the deferral election form that the election shall remain in effect for future Plan Years unless and until the election is revoked by the Eligible Employee during the Election Period for a Plan Year.

          (c) Each Eligible Employee who elects to defer Compensation under the Plan must also consent to the purchase of corporate owned life insurance on his or her life by Bank of America NT&SA. Bank of America NT&SA shall pay all premiums and shall be the sole owner and beneficiary of any such policies. Bank of America NT&SA may use the proceeds from such policies to meet its general corporate and employee benefit obligations, including, without limitation, to help defray the cost of offering the Deferred Compensation Plan to its Eligible Employees.

          3.2  Amount of Compensation Which May be Deferred.
               --------------------------------------------

          (a) Each Eligible Employee may defer a specified percentage (or specified dollar amount) of Salary payable during the Plan Year. The deferral percentage must be in whole percentages and must be not less than 5 nor more than 50 percent of such Salary. A dollar deferral must be in an amount not less than 5 nor more than 50 percent of the Employee's annual Salary rate as of the September 30 preceding the Plan Year.

          (b) Each Eligible Employee may defer a specified percentage of an Annual Incentive Award payable during the Plan Year. The deferral percentage must be in whole percentages and must be not less than 5 nor more than 90 percent of the Annual Incentive Award.

          3.3  Deferral of Compensation.  The Employee's Employer shall withhold
               ------------------------
payment of the applicable portion of each Salary payment and each Annual Incentive Award elected by the Participant to be deferred for the Plan Year.
The deferred Compensation shall be credited to the Participant's Deferred Compensation Account described in Section 4.1.

          3.4  Vesting.  All amounts deferred under the Plan, and any earnings
               -------
thereon, shall be fully vested at all times.

                                   ARTICLE IV
                                   ----------
                         401(k) "MIRROR" RATE OF RETURN
                         ------------------------------


          4.1  Deferred Compensation Account.  An unfunded bookkeeping account
               -----------------------------
known as the Deferred Compensation Account shall be established for each Participant who is in Employment on or after January 1, 1997. The Deferred Compensation Account shall be credited with all amounts credited under a Prior Plan as of December 31, 1996 and all Compensation deferred under Article III of the Plan on and after January 1, 1997. The amounts credited to a Participant's Deferred Compensation Account shall be adjusted each month to reflect gain or loss from the Mirror Investment Options as provided in this Article.

          4.2  Special Definitions.  The following definitions shall apply for
               -------------------
purposes of this Article:

               (a) "Mirror Investment Option" means an unfunded bookkeeping
                    ------------------------
account under the Plan which is credited monthly with the same monthly rate of return as its corresponding 401(k) Investment Plan Fund.

               (b) "401(k) Investment Plan Fund" means each of the following 8
                    ---------------------------
investment funds in the 401(k) Investment Plan:

                    (1)  BankAmerica Corporation Common Stock Fund

                    (2)  International Stock Index Fund

                    (3)  Mid Cap Stock Index Fund

                    (4)  Large Cap Stock Index Fund

                    (5)  Balanced Fund

                    (6)  Treasury Bond Index Fund

                    (7)  Income Accumulation Fund

                    (8)  Money Market Fund

               (c) "Pre-tax Contributions" means an Employee's Pre-tax
                    ---------------------
Contributions in the 401(k) Investment Plan.

          4.3  Allocation of Existing Account Balances on 12/31/96 Among Mirror
               ----------------------------------------------------------------
Investment Options.  The amount credited to a Participant under a Prior Plan as
------------------
of December 31, 1996 shall be allocated among the Mirror Investment Options as of January 1, 1997 in the same proportion that the balance in his or her Pre-tax Contributions account in the 401(k) Investment Plan as of December 31, 1996 is allocated among the corresponding 401(k) Investment Plan Funds. If (a) a Participant does not have a balance in a Pre-tax Contributions account in the 401(k) Investment Plan as of December 31, 1996 or (b) the Plan

Administrator, in his sole discretion, so permits upon a Participant's request, the Participant's entire Deferred Compensation Account as of January 1, 1997 shall be allocated to the Balanced Fund Mirror Investment Option. A special rule applies under Section 4.7(a) for the Continental Deferred Incentive Plan.

          4.4  Allocation of New Deferrals Among Mirror Investment Options and
               ---------------------------------------------------------------
Transfers Among Mirror Investment Options.
-----------------------------------------

          (a) Unless the Participant elects otherwise, new amounts credited to the Deferred Compensation Account on and after January 1, 1997 shall be (i) allocated to the Mirror Investment Options in the same proportion as the Participant's most recent Pre-tax Contributions investment election in effect for the corresponding 401(k) Investment Plan Funds as of January 1, 1997, or
(ii) if the Participant has no Pre-tax Contributions investment election in effect for the 401(k) Investment Plan as of January 1, 1997, allocated to the Balanced Fund Mirror Investment Option.

          (b) Each Participant may change the manner in which new deferrals credited to the Participant's Deferred Compensation Account are allocated among the Mirror Investment Options beginning February 1, 1997. However, no more than 50 percent of new deferrals may be allocated to the BankAmerica Corporation Common Stock Fund Mirror Investment Option.

          (c) Each Participant may transfer his or her Deferred Compensation Account among the Mirror Investment Options each month beginning January 31, 1997. However, no transfer may be made to the extent that such transfer would cause more than 50 percent of the Participant's Deferred Compensation Account to be invested in the BankAmerica Corporation Common Stock Fund Mirror Investment Option. In addition, transfers to or from the Income Accumulation Fund Mirror Investment Option may only be effective during the months of April and October and such transfers may not be made with the Money Market and Treasury Bond Index Fund Mirror Investment Options.

          4.5  Procedures and Deadlines for Transactions.  Participants shall
               -----------------------------------------
request the transactions described in Section 4.4(b) and (c) through the telephonic interactive voice response system maintained by the Service Center for the Plan. The procedures and deadlines for such transactions shall be the same as for similar transactions in the 401(k) Investment Plan.

          4.6  Payments Deducted on a Pro Rata Basis from each Mirror Investment
               -----------------------------------------------------------------
Option.  Installment payments, payments under Section 5.5, 5.6 and 5.7 or any
------
other partial payments from the Deferred Compensation Account shall be deducted from the balance in each Mirror Investment Option on a pro rata basis in proportion to the balance in each Option.

          4.7  Other Deferred Compensation Plans.
               ---------------------------------

          (a) The Continental Deferred Compensation Plan shall be replaced by this Plan as of January 1, 1997 with respect to each Participant who is in Employment on or after January 1, 1997. Amounts credited under the Continental Deferred Compensation Plan as of December 31, 1996 shall be credited to the Participant's Deferred Compensation Account as of January 1, 1997.

          The dollar value of the Participant's Stock Unit Subaccount under the Continental Deferred Incentive Plan as of December 31, 1996 shall be allocated to the BankAmerica Corporation Common Stock Fund Mirror Investment Option as of January 1, 1997. The amount credited to a Participant's Interest Subaccount under the Continental Deferred Incentive Plan as of December 31, 1996 shall be allocated among the Mirror Investment Options as of January 1, 1997 in the same proportion that his or her Pre-tax Contributions account is allocated among the corresponding 401(k) Investment Plan Funds as of December 31, 1996. If (i) a Participant does not have a balance in a Pre-tax Contributions account in the 401(k) Investment Plan as of December 31, 1996 or (ii) the Plan Administrator, in his sole discretion, so permits upon a Participant's request, the Participant's entire Interest Subaccount as of December 31, 1996 shall be allocated to the Balanced Fund Mirror Investment Option.

          (b) The Seafirst Deferred Compensation Plan shall be replaced by this Plan as of January 1, 1997 with respect to each Participant who is in Employment on or after January 1, 1997. Amounts credited under the Seafirst Deferred Compensation Plan as of December 31, 1996 shall be credited to the Participant's Deferred Compensation Account as of January 1, 1997.

          (c) Deferred amounts under Seafirst Bank Management Incentive Plan shall be replaced by this Plan as of January 1, 1997 with respect to each Participant who is in Employment on or after January 1, 1997. Amounts credited under the Seafirst Bank Management Incentive Plan as of December 31, 1996 shall be credited to the Participant's Deferred Compensation Account as of January 1, 1997.

          (d) The Security Pacific Deferred Compensation Plan (as adopted effective January 1, 1986 and as in effect on December 31, 1996) shall not be replaced by this Plan as of January 1, 1997. Amounts credited under the Security Pacific Deferred Compensation Plan as of December 31, 1996 shall remain subject to the terms of such plan as in effect from time to time and no Deferred Compensation Account shall be established for such amounts. Notwithstanding the foregoing, interest shall be credited to deferred amounts under such plan at a rate equal to the rate of return on the Income Accumulation Fund Mirror Investment Option commencing as of January 1, 1997.

          (e) The Security Pacific Deferral Plan (as adopted October 20, 1987 and as in effect on December 31, 1996) shall not be replaced by this Plan as of January 1, 1997. Amounts credited under the Security Pacific Deferral Plan as of December 31, 1996 shall remain subject to the terms of such plan as in effect from time to time and no Deferred Compensation Account shall be established for such amounts. Notwithstanding the foregoing, interest shall be credited to deferred amounts under such plan at a rate equal to the rate of return on the Income Accumulation Fund Mirror Investment Option commencing as of January 1, 1997.

                                   ARTICLE V
                                   ---------
                    PAYMENT OF DEFERRED COMPENSATION ACCOUNT
                    ----------------------------------------


          5.1  Form of Payment.  The amounts credited to a Participant's
               ---------------
Deferred Compensation Account shall be paid in cash as provided in this Article.

          5.2  Balance less than $10,000.  If the amount credited to a
               -------------------------
Participant's Deferred Compensation Account is less than $10,000 when the Participant's Employment ends, the Account shall be paid to the Participant in a single payment within 60 days of the date the Participant's Employment ends.

          5.3  Balance of $10,000 or More.  If the amount credited to a
               --------------------------
Participant's Deferred Compensation Account is $10,000 or more when the Participant's Employment ends, the Account shall be paid to the Participant as provided in (a) or (b) below:

               (a) If the Participant's Employment ends during 1997:

          (1) The amount credited to the Participant's Deferred Compensation Account as of December 31, 1996, and any investment gain or loss attributable thereto, shall be paid pursuant to the payment provisions of the applicable Prior Plan.

          (2) Any amounts deferred under the Plan during 1997, and any investment gain or loss attributable thereto, shall be paid (i) pursuant to the Participant's payment election form if one was filed under this Plan prior to January 1, 1997, or (ii) in a single payment within 60 days of the date Employment ends if no payment election form was filed under this Plan prior to January 1, 1997.

               (b) If the Participant's Employment ends on or after January 1, 1998:

          (1) If the Participant has a payment election in effect, as provided in Section 5.4(b), when Employment ends, the Participant's Account shall be paid in accordance with such payment election.

          (2) If the Participant does not have a payment election in effect, as provided in Section 5.4(b), when Employment ends, all amounts credited to the Participant's Account balance shall be paid in a single payment within 60 days of the date the Participant's Employment ends.

          5.4  Payment Election for Termination of Employment.  Each Participant
               ----------------------------------------------
may submit a payment election form specifying how the Participant's Deferred Compensation Account (as reduced by any amounts previously paid under Sections 5.5, 5.6 or 5.7) shall be paid upon the Participant's termination of Employment for any reason other than death.

               (a) The payment election form shall specify which of the following forms of payment shall apply:

                    (1) A single payment made within 60 days of the date Employment ends.

                    (2) A single payment made within the first 60 days of the first, second or third calendar year immediately following the calendar year in which Employment ends.

                    (3) Fifteen or fewer annual installment payments commencing in the first, second or third calendar year immediately following the calendar year in which the Participant's Employment ends. Each payment shall be made within the first 60 days of the calendar year. Each payment shall be equal to
(i) the Participant's Account balance as of December 31 of the immediately preceding calendar year, multiplied by (ii) a fraction, the numerator of which is one and the denominator is the number of installments remaining, including the current year's payment.

               (b) If the Participant does not have an existing Deferred Compensation Account balance at the time a payment election form is submitted, the payment election form shall become effective on the date of receipt by the Service Center with respect to amounts deferred in subsequent Plan Years. Except as provided in section 5.3(a)(2), if the Participant has a Deferred Compensation Account balance at the time a payment election form is submitted, the payment election shall become effective on the one year anniversary of the date the election form is received by the Service Center, provided the Participant has remained continuously employed by an Employer until that date. If the Participant has previously submitted a payment election form, the Participant may not submit a new payment election form until his or her prior election has become effective. In addition, no new payment election form may be submitted which would shorten the period during which payments are made after Employment ends or accelerate the date upon which payment commences after Employment ends.

          5.5  In-Service Payment Election.  Each Participant may submit an in-
               ---------------------------
service payment election form during an Enrollment Period directing that a specified dollar amount of his or her Deferred Compensation Account shall be paid in a single payment in a specified calendar year, provided the Participant remains continuously employed by an Employer until that calendar year.

          (a) The in-service payment shall be made in a single payment within the first 60 days of the calendar year specified by the Participant. Each Participant may have up to 4 in-service elections in effect at one time, not including any payment elections under Section 5.12. The payment shall be deducted on a prorated basis from the Participant's balance in each mirror investment option.

          (b) Each in-service payment election shall become effective upon receipt by the Service Center. An in-service payment election may only apply to Compensation which will be deferred in Plan Years after the form is received by the Service Center, but shall not include amounts deferred in the Plan Year preceding the calendar year specified for payment. A Participant may not change an in-service payment election.

          5.6  Payments due to Hardship.  In the event a Participant has an
               ------------------------
unforeseeable emergency, the Plan Administrator in his or her sole discretion may, upon the Participant's written request and submission of such information as the Plan Administrator may request, authorize a payment to the Participant from his or her Account in an amount no greater than necessary to meet such emergency. For purposes of this section, an unforeseeable emergency means an unanticipated emergency that is caused by any event beyond the control of the Participant and that would result in severe financial hardship to the individual if the withdrawal were not permitted.

          5.7  Immediate Payment with 10 Percent Forfeiture.  A Participant may
               --------------------------------------------
at any time submit a written request to the Service Center for immediate payment of $10,000 or more from the Participant's Deferred Compensation Account. In such event, 10 percent of the amount requested shall be forfeited and the remaining 90 percent payable to the Participant in a single payment within 60 days of the request. If a Participant elects an immediate payment under this section, all deferrals for the current Plan Year shall cease and the Participant shall be ineligible to request another immediate payment under this section, or defer Compensation, during the 3 Plan Years following the Plan Year in which the request is submitted.

          5.8  Reemployed Employees.  If a former Employee is reemployed by an
               --------------------
Employer, any payments then being made under the Deferred Compensation Plan shall continue.

          5.9  Payments Upon Death of Participant.
               ----------------------------------

          (a)  A Participant may designate any person or persons (not exceeding
10), including a trust, as his or her primary beneficiary or contingent beneficiary to receive his or her Deferred Compensation Account in the event of the Participant's death. Any such designation shall be made by filing the Plan form designated for that purpose with the Service Center. The Participant may change or cancel his or her beneficiary designation at any time prior to death without the consent of any designated beneficiary. If no beneficiary has been designated by the Participant, or if no beneficiary is alive at the date of the Participant's death, payment shall be made to the Participant's estate.

          (b) The Participant may elect on the death benefit payment election form that his or her Deferred Compensation Account shall be paid, except as provided in (d) below, upon the Participant's death in accordance with one of the following options:

                    (1) In a single payment within 90 days of the date of death.

                    (2) In a single payment within the first 60 days of the calendar year immediately following the calendar year in which the death occurs.

                    (3) In three approximately equal payments, each made within the first 60 days of the three calendar years immediately following the calendar year in which the death occurs.

If no death benefit payment election is in effect at the date of the Participant's death and if a single payment or installment payments under Sections 5.2, 5.3, or 5.4, as applicable, have not been made, payment shall be made in a single payment within 60 days of the date of death.

          (c) If the Participant's death occurs after installment payments have commenced, payments shall continue in installments to the Participant's then living beneficiaries. Upon the death of the last surviving beneficiary, payment shall be made in a single payment to the Participant's estate within 60 days of such death. If no beneficiary is living at the Participant's death, payment shall be made in a single payment to the Participant's estate within 60 days of the date of death.

          5.10 Withholding Taxes.  The Participating Employers shall have the
               -----------------
right to deduct from payments under the Plan any and all taxes required to be collected under federal, state or local law.

          5.11 Temporary Postponement of Payment to Executive Officers.
               -------------------------------------------------------
BankAmerica Corporation reserves the right to temporarily postpone payment of the Deferred Compensation Account of any Participant who is an Executive Officer at the time such payment would have occurred, or was an Executive Officer in the period immediately preceding such date, if BankAmerica Corporation determines in good faith that such delay is necessary to avoid adverse tax consequences to the Employers under Internal Revenue Code Section 162(m), or other tax provision.

          5.12 Transition Provisions.
               ---------------------

          (a) If a Participant had elected to defer amounts under a Prior Plan until a specified year, the current value of the deferral, including interest, shall be determined as of December 31, 1996. The amount so determined shall be converted into an in-service payment election under Section 5.5 by projecting the amount forward at a 6 percent interest rate, compounded quarterly, to December 31 of the year immediately preceding the year specified in the original election.

          (b) If an Employee who ceased Employment prior to January 1, 1997 had amounts deferred under a Prior Plan, the provisions of the Prior Plan as in effect on December 31, 1996 shall continue to apply to such amounts. No Deferred Compensation Account shall be established for such former Employee. Notwithstanding the foregoing, interest shall be credited to such former Employees' deferred amounts at a rate equal to the rate of return on the Income Accumulation Fund Mirror Investment Option.

                                   ARTICLE VI
                                   ----------
                 PLAN AMENDMENT, TERMINATION AND ADMINISTRATION
                 ----------------------------------------------


          6.1  Amendment and Termination.  BankAmerica Corporation is the "plan
               -------------------------
sponsor" of the Deferred Compensation Plan as that term is defined in ERISA. BankAmerica Corporation may amend or modify the Plan in whole or in part at any time by a written instrument executed by either the Chief Executive Officer or Personnel Relations Officer of BankAmerica Corporation, except that any action which would materially alter the manner in which the investment return on Participants' Accounts is determined shall be approved by the Executive Personnel and Compensation Committee of the Board of Directors of BankAmerica Corporation. BankAmerica Corporation may terminate the Plan in whole or part by action of its Board of Directors. No such amendment, modification or termination shall reduce the amount credited to a Participants' Accounts as of the date of such action. Upon Plan termination, all amounts credited to Participants' Accounts shall be paid to Participants in a single payment within 120 days.

          6.2  Plan Administrator.  The Plan Administrator is the named
               ------------------
fiduciary, as that term is defined in ERISA, of the Deferred Compensation Plan having discretionary authority to control and manage the operation and administration of the Deferred Compensation Plan.

          6.3  Powers and Duties of Plan Administrator.
               ---------------------------------------

          (a) The Plan Administrator shall have discretionary authority to determine eligibility for benefits and to construe the terms of the Deferred Compensation Plan. The Plan Administrator shall have such other discretionary authority as may be necessary to enable it to discharge its responsibilities under the Deferred Compensation Plan as administrator and named fiduciary, including, but not limited to, the power:

                         (1) To review appeals by Participants under Article
VIII.

                         (2) To appoint or employ one or more persons to assist
in the administration of the Deferred Compensation Plan.

                         (3) To adopt such rules as it deems appropriate for the
administration of the Deferred Compensation Plan.

                         (4) To prescribe procedures to be followed by
Participants.

                         (5) To prepare and distribute information relating to
the Deferred Compensation Plan.

                         (6) To request from Participating

Employers and Participants such information as shall be necessary for proper administration of the Deferred Compensation Plan.

          (b) The decision of the Plan Administrator upon any matter within its authority shall be final and binding on all parties, including BankAmerica Corporation, the Participating Employers and Participants and their beneficiaries.

          6.4  Reliance Upon Information.  In making decisions under the
               -------------------------
Deferred Compensation Plan, the Plan Administrator shall be entitled to rely upon information furnished by a Participant, beneficiary or Participating Employer.

                                  ARTICLE VII
                                  -----------
                              CLAIMS FOR BENEFITS
                              -------------------


          7.1  Claims Procedure.
               ----------------

          (a) Claims Must be Filed.  An Employee, Participant, beneficiary or
              --------------------
estate of a deceased Participant (the "claimant") who has a claim for benefits or concerning any other matter under the Plan must give written notice of such claim or other matter to the Service Center.

          (b) Review of Claim.  After the Service Center has reviewed the claim
              ---------------
and obtained any other information it deems necessary to render a decision on the claim, the Service Center shall notify the claimant within 90 days after receipt of the claim of the acceptance or denial of the claim, unless special circumstances require an extension of time for processing the claim. Such an extension of time may not exceed 90 additional days and notice of the extension shall be provided to the claimant prior to the termination of the initial 90 day period indicating the special circumstances requiring the extension and the date by which a final decision on the claim is expected.

          (c) Denied Claims.  In the event any application for benefits is
              -------------
denied, in whole or in part, the Service Center shall notify the claimant of such denial in writing and shall advise the claimant of the right to appeal the denial and to request a review thereof. Such notice shall be written in a manner calculated to be understood by the claimant and shall contain:

                    (1) Specific reason for such denial.

                    (2) Specific reference to the Plan provisions on which such denial is based.

                    (3) A description of any information or material necessary for the Employee to perfect the claim.

                    (4) An explanation of why such material is necessary.

                    (5) An explanation of the Plan's appeal and review procedure.

          7.2  Appeal and Review Procedure.
               ---------------------------

          (a) Appeal to Plan Administrator.  If the claimant's claim for
              ----------------------------
benefits is denied in whole or in part, the claimant, or the claimant's duly authorized representative, may appeal the denial by submitting to the Plan Administrator a written request for review of the application within 60 days after receiving written notice of such denial. The Plan Administrator shall give the applicant (upon request) an opportunity to review pertinent Plan documents (other than legally privileged documents) in preparing such request for review.

          (b) Contents of Appeal.  The request for review must be in writing and
              ------------------
shall be addressed to the Deferred Compensation Plan Administrator, c/o Executive Resources at the address stated in the current BankAmerica Corporation and subsidiaries corporate directory. The request for review shall set forth all of the grounds upon which it is based, all facts in support thereof and any other matters which the claimant deems pertinent. The Plan Administrator may require the claimant to submit (at the claimant's expense) such additional facts, documents or other material as the Plan Administrator deems necessary or advisable in making its review.

          (c) Review of Appeal.  The Plan Administrator shall act upon each
              ----------------
request for review within 60 days after its receipt thereof unless special circumstances require further time for processing. Written notice of an extension of time beyond 60 days shall be furnished to the claimant prior to the commencement of the extension. In no event shall the decision on review be rendered more than 120 days after the Plan Administrator receives the request for review.

          (d) Denied Appeals.  In the event the Plan Administrator confirms the
              --------------
denial of the claim for benefits in whole or in part, it shall give written notice of its decision to the claimant. Such notices shall be written in a manner calculated to be understood by the claimant and shall contain the specific reasons for the denial.

          7.3  Exhaustion of Remedies.  No legal action for benefits under the
               ----------------------
Plan shall be brought unless and until the following steps have occurred:

               (a) The claimant has submitted a written application for benefits in accordance with Section 7.1.

               (b) The claimant has been notified that the claim has been denied.

               (c) The claimant has filed a written request appealing the denial in accordance with Section 7.2.

               (d) The claimant has been notified in writing that the Plan Administrator has denied the claimant appeal or has failed to take any action on the appeal within the time prescribed by Section 7.2.

                                  ARTICLE VIII
                                  ------------
                               GENERAL PROVISIONS
                               ------------------


          8.1  Source of Payments.  The Deferred Compensation Accounts
               ------------------
established under the Plan are unfunded bookkeeping accounts and are payable from the general assets of the Participating Employers as determined by BankAmerica Corporation. The Participating Employers are not required to physically segregate any cash or securities or establish any separate funds to pay any benefits under the Plan.

          8.2  Prohibition on Alienation.  No amount payable under the Plan
               -------------------------
shall be subject to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, hypothecation, charge, attachment, garnishment, execution, or levy of any kind or any other process of law, voluntary or involuntary. Any attempt to dispose of any rights to benefits payable under the Plan shall be void. Notwithstanding the preceding sentence, the Participating Employers shall have the right to offset from a Participant's unpaid amounts under the Plan any amounts due and owing from the Participant to the extent permitted by law.

          8.3  Not a Contract of Employment.  Participation in this Plan by an
               ----------------------------
Employee shall not give such Employee any right to be retained in the employ of any Participating Employer and the ability of each Participating Employer to dismiss or discharge an Employee is specifically reserved.

          8.4  Headings Not to Control.  Headings and titles within the Plan are
               -----------------------
for convenience only and are not to be read as part of the text of the Plan.

          8.5  Separability of Plan Provisions.  If any provisions of the Plan
               -------------------------------
are for any reason declared invalid or not enforceable, such provisions will not affect the remaining terms and conditions, but the Plan will be construed and enforced thereafter as if such provisions had not been inserted.

          8.6  Applicable Law.  The validity and effect of the Plan and the
               --------------
rights and obligations of all persons affected thereby, are to be construed and determined in accordance with applicable federal law, and to the extent that federal law is inapplicable, under the laws of the State of California.

          8.7  Entire Plan.  This document is a complete statement of the
               -----------
Deferred Compensation Plan and as of January 1, 1997 supersedes all representations, prior plans, promises and inducements, proposals, written or oral, relating to its subject matter. The Participating Employers shall not be bound by or liable to any person for any representation, promise or inducement made by any person which is not embodied in this document or in any authorized written amendment to the Plan.


     IN WITNESS WHEREOF, BankAmerica Corporation, has caused this instrument to be executed by its duly authorized officer, this 6th day of December, 1996 to be effective January 1, 1997.

                               BANKAMERICA CORPORATION

                               By  /s/ Kathleen J. Burke
                                 ----------------------------
                                 Kathleen J. Burke
                                 Vice Chairman and
                                 Personnel Relations Officer



4142350.05